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                                                                   EXHIBIT 10.35

                               SECOND AMENDMENT TO
                             OPERATING AGREEMENT OF
                  LOUISIANA HEART HOSPITAL, LLC (the "Company")

         THIS SECOND AMENDMENT to the Operating Agreement of the Company is effective as of the date the Operating Agreement is initially adopted by its Member(s) (the "Amendment").

         1. Section 3.9 is hereby deleted and replaced in its entirety with the following:

                  SECTION 3.9.      APPOINTMENT OF BOARD OF DIRECTORS.

                  The Members shall appoint a Board of Directors as follows:

                           (a)      LHMI shall appoint four (4) Directors; and

                           (b) The Investor Members shall appoint four (4) Directors, subject to the following restrictions:

                                    (i)      one (1) of the Directors appointed
                           by the Investor Members shall practice cardiology primarily in the greater Covington, Louisiana area;

                                    (ii)     one (1) of the Directors appointed
                           by the Investor Members shall practice cardiology primarily in the greater Slidell, Louisiana area;

                                    (iii)    one (1) of the Directors appointed
                           by the Investor Members shall be a cardiovascular surgeon appointed by the vote of a majority of the Investor Members; and

                                    (iv)     the fourth (4th) Investor Member
                           Director shall be another individual Investor Member appointed by the vote of a majority of the Investor Members.

                           A Member or group of Members shall have the right,
                  with or without cause, to remove, substitute or replace any Director which it or they appointed.

         2. Section 5.9, "Meetings, Quorum and Vote of the Board of Directors," is hereby deleted and replaced with the following:

                  SECTION 5.9. MEETINGS, QUORUM AND VOTE OF THE BOARD OF DIRECTORS.

                           (a) The Board of Directors shall meet at least quarterly. Notice of any meeting, regular or special, shall be delivered to each Director personally, by telephone, by electronic mail, by facsimile transmission or in writing at least five (5) business days before the meeting.

                           (b) An emergency meeting of the Board of Directors may be called by any Director upon shorter notice. Action taken at the emergency meeting shall be


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                  valid so long as the meeting is attended by at least three (3)
                  members of the Board of Directors who are representatives of each of the Investor Members and of LHMI, and the action is unanimously approved by the members of the Board of Directors present at such meeting.

                           (c) The Board of Directors shall elect one of its members to preside over the meetings as the Chairperson and one of its members, as the Secretary, to oversee the preparation and delivery of meeting notices and the preparation of minutes of the meetings of the Board of Directors and Members.

                           (d) A quorum of the Board of Directors shall be necessary to conduct business at any meeting. A quorum shall consist of six (6) Directors and must include three (3) Directors designated by each of LHMI and the Investor Members. A Director may attend a meeting by telephone or other electronic means and be considered present for purposes of a quorum so long as the telephone or other connection allows each Director to hear and be heard by all other Directors.

                           (e) Except as provided in Section 5.15 or as otherwise expressly provided in this Agreement, any action taken by the Board of Directors shall require the affirmative vote of at least a majority of the Directors present at a meeting at which a quorum is present and shall require the consent of at least three (3) members of the Board of Directors appointed by each of LHMI and the Investor Members, which affirmative vote or consent shall not be unreasonably withheld or delayed.

                           (f) Any action which is required to be or may be taken at a meeting of the Board of Directors may be taken without a meeting if consented to in writing, either collectively or in counterparts, setting forth the action so taken.

                           (g) Attendance at a meeting of the Board of Directors constitutes waiver of any objection to the Notice of the meeting.

Except as provided herein, the Operating Agreement shall remain in full force and effect.

[***]

[***] These portions of this exhibit have been omitted and filed separately with the Commission pursuant to a request for confidential treatment.


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